UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________


                                    FORM 8-K



                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: April 6, 2001
                (Date of Earliest Event Reported): ______________


                                  UNICORP, INC.

              (Exact name of Registrant as specified in its charter)


       NEVADA                     2 - 273389                    75-1764386
   (state or other             (Commission File               (I.R.S. Employer
   jurisdiction of                 Number)                   identification No.)
    incorporation)


                             10555 Turtlewood Court
                                   Suite 1406
                              Houston, Texas 77072

               (Address of Principal Executive Offices)(Zip Code)


                                 (281) 933-4874

             (Registrant's  telephone number, including area  code)



          (Former name or former address, if changed since last report)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

     Not  Applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Not  Applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVABLE.

     Not  Applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     (a) Alvin L. Dahl & Associates, P.C., Certified Public Accountants, of Dallas, Texas, audited the financial statements of the Registrant for the fiscal year ended December 31, 1997(which accompanied its Form 10-KSB Annual Report for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission on or about March 6, 1998; and Amendment No. 1 filed on or about March 24, 1998). In 1992, the Company had ceased active operations and did not conduct operations through December 31, 1997 and has not conducted operations through the date of this report. During its active life, the Company was an oil and gas operator and a medical insurance claims processor through its wholly owned subsidiaries.

          The Company decided not to retain Alvin L. Dahl & Associates, P.C. to audit the Company's financial statements for the fiscal years ended December 31, 1998, 1999 and 2000 primarily because of the relocation of the Company's principal offices to Houston, Texas and the convenience of engaging a local firm to conduct the audits. The decision to change accountants was made by the Board of Directors.

     (b) On March 30, 2001, Registrant engaged the accounting firm of Ham, Langston & Brezina, L.L.P., Houston, Texas as independent accountants for Registrant for the fiscal years ending December 31, 1998, 1999, and 2000.

     (c) There were no disagreements between the Registrant and Alvin L. Dahl & Associates, P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused him to make reference to the subject matter of the disagreement in connection with his respective reports.

     (d) Alvin L. Dahl & Associates, P.C.'s report on the financial statements for the fiscal year ended December 31, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (e) During the Registrant's 1997 fiscal year, and since then, neither Alvin L. Dahl & Associates, P.C. nor Ham, Langston & Brezina, L.L.P. has advised the Registrant that any of the following exist or are applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;


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          (2)  That  the  Registrant  needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's 1997 fiscal year, and since then, the Registrant has not consulted Ham, Langston & Brezina, L.L.P. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

     (e) Registrant has provided Alvin L. Dahl & Associates, P.C. with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Registrant with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein. The Registrant will file by amendment, as an exhibit to this Form 8-K, a copy of such letter when received.

ITEM     5.     OTHER  EVENTS.

      Not  Applicable.

ITEM  6.     RESIGNATIONS  OF  THE  REGISTRANT'S  DIRECTORS.

     Not  Applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits

          16.1 Letter from Alvin L. Dahl & Associates, P.C., former accountants, on change in certifying accountant (1)

          16.2 Letter from Ham, Langston & Brezina, L.L.P., new accountants, on change in certifying accountant

                       (1)  To  be  filed  by  amendment

ITEM  8.     CHANGE  IN  FISCAL  YEAR.

          Not  Applicable.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNICORP,  INC.

Dated:  April  10,  2001      BY:  /S/  Louis  Mehr
                                   LOUIS  MEHR,  President


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